                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 18, 2006
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                            MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                                0-11201                   22-1642321
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

41 Fairfield Place, West Caldwell, New Jersey                        07006
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   (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (973) 575-1300

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 18, 2006 Merrimac Industries, Inc. (the "Registrant") entered into a
Revolving Credit, Term Loan and Security Agreement ("Loan Agreement") with North
Fork Bank ("NFB"). The Loan Agreement provides for (a) a $5,000,000 two-year revolving credit and letter of credit facility ("Revolving Credit"), under which the Registrant may borrow up to $5,000,000 from time to time based on a borrowing formula applied to the Registrant's eligible receivables, inventory and certain other assets, (b) a ten-year $3,000,000 mortgage loan ("Mortgage
Loan") and (c) a $2,000,000 five-year term loan ("Term Loan," collectively with
Revolving Credit and Mortgage Loan, the "NFB Loan") as further described in
"Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an
Off-Balance Sheet Arrangement of a Registrant" which is incorporated by reference in this Item 1.01.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

A Financing Agreement dated October 8, 2003 by and between the Company and The
CIT Group/Business Credit, Inc. was terminated on October 18, 2006 which represented a three-year secured revolving credit and letter of credit facility, a five-year term loan and a seven-year term loan aggregating $9,250,000 and was replaced by the NFB Loan.

ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On October 18, 2006, the Registrant entered into the Loan Agreement. The Loan
Agreement provides for Revolving Credit, Letter of Credit, Mortgage Loan and
Term Loan facilities. Interest payable under the Loan Agreement varies with the type of borrowing under the facility and may be (1) (a) LIBOR plus 200 basis points for the Revolving Credit and (b) LIBOR plus 225 basis points for the
Mortgage Loan and Term Loan, or (2) the prime rate minus 50 basis points. The
NFB Loan is collateralized by substantially all of the assets of the Registrant.
The Loan Agreement is attached hereto as Exhibit 10.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1   Revolving Credit, Term Loan and Security Agreement by and between
       Merrimac Industries, Inc. and North Fork Bank, dated October 18, 2006.

99.1   Press release dated October 18, 2006 issued by Merrimac Industries, Inc., announcing the completion of financing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MERRIMAC INDUSTRIES, INC.

                                              By: /s/ Robert V. Condon
                                                  -----------------------
                                              Name:  Robert V. Condon
                                              Title: Vice President, Finance
                                              and Chief Financial Officer

Date: October 19, 2006